SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES

EXCHANGE ACT OF 1934 (AMENDMENT NO. ____)

Filed by the Registrant x
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-12

UBS CREDIT RECOVERY FUND, L.L.C.
UBS EQUITY OPPORTUNITY FUND, L.L.C.
UBS EQUITY OPPORTUNITY FUND II, L.L.C.
UBS EUCALYPTUS FUND, L.L.C.
UBS EVENT FUND, L.L.C.
UBS JUNIPER CROSSOVER FUND, L.L.C.
UBS M2 FUND, L.L.C.
UBS MULTI-STRAT FUND, L.L.C.
UBS TAMARACK INTERNATIONAL FUND, L.L.C.
UBS TECHNOLOGY PARTNERS, L.L.C.
UBS WILLOW FUND, L.L.C.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies: __________
(2)	Aggregate number of securities to which transaction applies: __________
(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ______________________________________

(4)	Proposed maximum aggregate value of transaction:__________________
(5)	Total fee paid: _______________________________________________

☐	Fee previously paid with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:____________________________
(2)	Form, schedule or registration statement no.:____________
(3)	Filing party:______________________________________
(4)	Date filed: _______________________________________

UBS CREDIT RECOVERY FUND, L.L.C.

UBS EQUITY OPPORTUNITY FUND, L.L.C.

UBS EQUITY OPPORTUNITY FUND II, L.L.C.

UBS EUCALYPTUS FUND, L.L.C.

UBS EVENT FUND, L.L.C.

UBS JUNIPER CROSSOVER FUND, L.L.C.

UBS M2 FUND, L.L.C.

UBS MULTI-STRAT FUND, L.L.C.

UBS TAMARACK INTERNATIONAL FUND, L.L.C.

UBS TECHNOLOGY PARTNERS, L.L.C.

UBS WILLOW FUND, L.L.C.

51 West 52nd Street

New York, New York 10019

March 17, 2008

Dear Member:

You are cordially invited to attend a Joint Special Meeting of Members of the following funds (each, a “Fund”):

UBS Credit Recovery Fund, L.L.C. UBS Equity Opportunity Fund, L.L.C. UBS Equity Opportunity Fund II, L.L.C. UBS Eucalyptus Fund, L.L.C. UBS Event Fund, L.L.C. UBS Juniper Crossover Fund, L.L.C.	UBS M2 Fund, L.L.C. UBS Multi-Strat Fund, L.L.C. UBS Tamarack International Fund, L.L.C. UBS Technology Partners, L.L.C. UBS Willow Fund, L.L.C.

to be held at the offices of UBS Financial Services Inc., 51 West 52nd Street, New York, New York 10019, on Friday, May 2, 2008, at 10:00 a.m., to vote for the election of Directors and to transact such other business as may properly come before the meeting and any adjournments thereof.

Your vote is extremely important, no matter the size of your holdings in a Fund.

To vote, you may use any of the following methods:

•	By Mail. Please, complete, date and sign your proxy card and mail it in the enclosed, postage-paid envelope.
•	By Internet. Have your proxy card available. Go to the website listed on the proxy card. Enter your control number from your proxy card. Follow the instructions on the website.
•	By Telephone. Have your proxy card available. Call the toll-free number listed on the proxy card. Enter your control number from your proxy card. Follow the recorded instructions.
•	In Person. Any Member who attends the meeting in person may vote by ballot at the meeting.

Further information about the Joint Special Meeting of Members is contained in the enclosed materials, which you should review carefully before you vote. If you have any questions about the proposals to be voted on, please call your Financial Advisor or UBS Alternative Investments US at 800-486-2608.

Sincerely,
Douglas A. Lindgren Principal Executive Officer

UBS CREDIT RECOVERY FUND, L.L.C.

UBS EQUITY OPPORTUNITY FUND, L.L.C.

UBS EQUITY OPPORTUNITY FUND II, L.L.C.

UBS EUCALYPTUS FUND, L.L.C.

UBS EVENT FUND, L.L.C.

UBS JUNIPER CROSSOVER FUND, L.L.C.

UBS M2 FUND, L.L.C.

UBS MULTI-STRAT FUND, L.L.C.

UBS TAMARACK INTERNATIONAL FUND, L.L.C.

UBS TECHNOLOGY PARTNERS, L.L.C.

UBS Willow Fund, L.L.C.

51 West 52nd Street

New York, New York 10019

________________________________________________________________________________________

Notice of Joint Special Meeting of Members
To be Held on May 2, 2008

________________________________________________________________________________________

A Joint Special Meeting of Members (the “Special Meeting”) of the following funds (each, a “Fund”):

UBS Credit Recovery Fund, L.L.C. UBS Equity Opportunity Fund, L.L.C. UBS Equity Opportunity Fund II, L.L.C. UBS Eucalyptus Fund, L.L.C. UBS Event Fund, L.L.C. UBS Juniper Crossover Fund, L.L.C.	UBS M2 Fund, L.L.C. UBS Multi-Strat Fund, L.L.C. UBS Tamarack International Fund, L.L.C. UBS Technology Partners, L.L.C. UBS Willow Fund, L.L.C.

each a limited liability company under the laws of the State of Delaware, will be held at the offices of UBS Financial Services Inc., 51 West 52nd Street, New York, New York 10019, on Friday, May 2, 2008, at 10:00 a.m., for the following purposes:

1.	To elect Directors for each Fund, each to serve for an indefinite term and until his or her successor is duly elected and qualified; and
2.	To transact such other business as may properly come before the Special Meeting and any adjournment thereof.

The close of business on March 1, 2008 has been fixed as the record date for the determination of Members entitled to notice of, and to vote at, the Special Meeting and any adjournment thereof.

Your vote is important regardless of the size of your holdings in a Fund. Whether or not you expect to be present at the Special Meeting, please complete and sign the enclosed proxy card and return it promptly in the enclosed envelope, which needs no postage if mailed in the United States. Alternatively, you may vote by telephone by calling the toll-free number on the proxy card or by computer by going to the Internet address provided on the proxy card and following the instructions, using your proxy card as a guide. If you desire to vote in person at the Special Meeting, you may revoke your proxy.

By Order of the Boards of Directors,
Eric B. Brotman Secretary

March 17, 2008

New York, New York

UBS CREDIT RECOVERY FUND, L.L.C.

UBS EQUITY OPPORTUNITY FUND, L.L.C.

UBS EQUITY OPPORTUNITY FUND II, L.L.C.

UBS EUCALYPTUS FUND, L.L.C.

UBS EVENT FUND, L.L.C.

UBS JUNIPER CROSSOVER FUND, L.L.C.

UBS M2 FUND, L.L.C.

UBS MULTI-STRAT FUND, L.L.C.

UBS TAMARACK INTERNATIONAL FUND, L.L.C.

UBS TECHNOLOGY PARTNERS, L.L.C.

UBS WILLOW FUND, L.L.C.

51 West 52nd Street

New York, New York 10019

Combined Proxy Statement Joint Special Meeting of Members May 2, 2008

INTRODUCTION

This Combined Proxy Statement is furnished to members of record (“Members”) of the following funds (each a “Fund,” and together, the “Funds”):

UBS Credit Recovery Fund, L.L.C. UBS Equity Opportunity Fund, L.L.C. UBS Equity Opportunity Fund II, L.L.C. UBS Eucalyptus Fund, L.L.C. UBS Event Fund, L.L.C. UBS Juniper Crossover Fund, L.L.C.	UBS M2 Fund, L.L.C. UBS Multi-Strat Fund, L.L.C. UBS Tamarack International Fund, L.L.C. UBS Technology Partners, L.L.C. UBS Willow Fund, L.L.C.

in connection with the solicitation of proxies on behalf of the Board of Directors of each Fund to be voted at the Funds’ Joint Special Meeting of Members (the “Special Meeting”) to be held at the offices of UBS Financial Services Inc., 51 West 52nd Street, New York, New York 10019, on Friday, May 2, 2008, at 10:00 a.m., and at any and all adjournments thereof, for the purposes set forth in the accompanying Notice of Joint Special Meeting dated March 17, 2008. Each Fund is a limited liability company under the laws of the State of Delaware and a closed-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

Although each Fund is a separate investment company, the Funds’ Proxy Statements have been combined into this Combined Proxy Statement to reduce expenses to the Funds of soliciting proxies for the Special Meeting.

This Combined Proxy Statement and the accompanying Notice of Joint Special Meeting and forms of proxy were sent to Members on or about March 17, 2008. The Board of Directors has fixed the close of business on March 1, 2008 as the record date (the “Record Date”) for the determination of Members entitled to notice of, and to vote at, the Special Meeting. Each Member of a Fund is entitled to cast a number of votes in respect of that Fund equivalent to such Member’s percentage ownership of beneficial interests (“Interests”) of that Fund as of the Record Date. A Member’s percentage ownership of the Interests in a Fund is established by dividing the balance of each Member’s capital account in a Fund as of the Record Date, by the sum of the capital accounts of all of the Members of that Fund as of the Record Date. As of February 1, 2008, the total capital accounts of all Members of each Fund was approximately as follows:

Total Capital Accounts of All Members as of the Record Date
UBS Credit Recovery Fund, L.L.C.	$ 634,784,175
UBS Equity Opportunity Fund, L.L.C.	$ 171,417,004
UBS Equity Opportunity Fund II, L.L.C.	$ 441,454,949
UBS Eucalyptus Fund, L.L.C.	$ 219,495,267
UBS Event Fund, L.L.C.	$ 409,923,221
UBS Juniper Crossover Fund, L.L.C.	$ 118,584,750
UBS M2 Fund, L.L.C.	$1,118,600,969
UBS Multi-Strat Fund, L.L.C.	$ 162,472,635
UBS Tamarack International Fund, L.L.C.	$1,037,530,463
UBS Technology Partners, L.L.C.	$ 303,215,022
UBS Willow Fund, L.L.C.	$ 388,835,250

Members can vote only on matters affecting the Fund(s) in which they hold Interests. Members who have Interests in more than one Fund should vote each proxy card they receive.

If the accompanying form of proxy is properly executed and returned in time for such proxy to be voted at the Special Meeting, the Interests covered thereby will be voted in accordance with the instructions marked thereon. Executed and returned proxies that are unmarked will be voted FOR each nominee for Director and in the discretion of the persons named as proxies in connection with any other matter which may properly come before the Special Meeting or any adjournment thereof. The Boards of Directors do not know of any matters to be considered at the Special Meeting other than the matters described in the Notice of Joint Special Meeting and this Combined Proxy Statement.

The presence at the Special Meeting, in person or by proxy, of one-third of the total number of Interests entitled to be cast for a Fund shall constitute a quorum (a “Quorum”) for that Fund’s Special Meeting. If a Quorum for a Fund is not present at the Special Meeting, or if a Quorum for a Fund is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting for that Fund to permit further solicitation of proxies. In determining whether to adjourn the Special Meeting for a Fund, the following factors may be considered: the percentage of votes actually cast, the percentages of favorable votes cast and the nature of any further solicitation. Any adjournment will require the affirmative vote of a majority of those Interests of that Fund that are represented at the Special Meeting in person or by proxy. Members represented by properly executed proxies with respect to which a vote is withheld will be treated as Members that are present and entitled to vote for purposes of determining a Quorum, but will not constitute a vote “for” a proposal.

The Funds’ officers or employees of the Funds’ investment advisers may solicit proxies by mail, by telephone or in person. In addition, each Fund has retained D.F. King & Co., Inc. (“D.F. King”), 48 Wall Street, 22nd Floor, New York, New York 10005, a proxy solicitation firm, to assist in the solicitation of proxies. D.F. King may solicit proxies personally and by telephone. The costs of proxy solicitation and expenses incurred in connection with preparing this Combined Proxy Statement and its enclosures will be paid for by the Funds.

Investment Adviser, Distributor and Administrator

Investment Advisers.

UBS Fund Advisor, L.L.C., 51 West 52nd Street, New York, New York 10019, serves as the investment adviser to UBS Credit Recovery Fund, L.L.C., UBS Equity Opportunity Fund, L.L.C., UBS Equity Opportunity Fund II, L.L.C., UBS Event Fund, L.L.C., UBS M2 Fund, L.L.C., UBS Multi-Strat Fund, L.L.C. and UBS Technology Partners, L.L.C.

UBS Eucalyptus Management, L.L.C., 51 West 52nd Street, New York, New York 10019, a joint venture between UBS Fund Advisor, L.L.C. and OrbiMed Advisers Inc., serves as the investment adviser to UBS Eucalyptus Fund, L.L.C.

UBS Juniper Management, L.L.C., 51 West 52nd Street, New York, New York 10019, a joint venture between UBS Fund Advisor, L.L.C. and OrbiMed Advisers Inc., serves as the investment adviser to UBS Juniper Crossover Fund, L.L.C.

UBS Tamarack Management, L.L.C., 51 West 52nd Street, New York, New York 10019, a joint venture between UBS Fund Advisor, L.L.C. and ReachCapital PW Management, L.P. (“ReachCapital”), serves as the investment adviser to UBS Tamarack International Fund, L.L.C. ReachCapital is the successor, pursuant to a reorganization, to the non-managing member interest in UBS Tamarack Management, L.L.C. previously held by ReachCapital Management, L.L.C., an investment adviser which was controlled by the same principals who control ReachCapital.

UBS Willow Management, L.L.C., 51 West 52nd Street, New York, New York 10019, a joint venture between UBS Fund Advisor, L.L.C. and Bond Street Capital, L.L.C., serves as the investment adviser to UBS Willow Fund, L.L.C.

Distributor. UBS Financial Services Inc., 51 West 52nd Street New York, New York 10019, serves as each Fund’s distributor.

Administrator. PFPC Inc., 400 Bellevue Parkway, Wilmington, Delaware 19809, serves as each Fund’s administrator.

Election of Directors

Summary

Members of each Fund are being asked to elect Ms. Virginia G. Breen as a Director of the Fund; Members of each Fund (other than UBS Multi-Strat Fund, L.L.C. (“UBS Multi-Strat Fund”)) are also being asked to elect Mr. Stephen H. Penman as a Director of the Fund. If elected, each nominee for Director will serve as a Director for an indefinite term, and until his or her successor is duly elected and qualified. All Members of each Fund will vote for all the nominees for Director for that Fund.

The Board of Directors of each Fund is composed of a single class of Directors, who each serves for an indefinite term and until a successor is duly elected and qualified.

The Directors of each Fund currently are Meyer Feldberg, George W. Gowen and Stephen H. Penman and, for UBS Multi-Strat Fund only, Virginia G. Breen. Mr. Feldberg and Mr. Gowen were originally elected as Directors of each Fund by the Funds’ respective Members and have served as Directors of each Fund since its inception. Mr. Penman was originally elected as a Director of UBS Multi-Strat Fund by its Members and has served as a Director of UBS Multi-Strat Fund since its inception. Mr. Feldberg and Mr. Gowen and, with respect to UBS Multi-Strat Fund, Mr. Penman will continue as Directors of those Funds and do not need to stand for re-election at the Special Meeting.

Mr. Penman was elected as a Director of each other Fund by their respective Boards of Directors as of July 1, 2004. Ms. Breen was elected as a Director of UBS Multi-Strat Fund by its Board of Directors as of January 1, 2008; because of conditions imposed by the 1940 Act on the election of fund directors, Ms. Breen could not be elected as a Director of the other Funds listed on this Combined Proxy Statement without a vote of their respective Members.

At a meeting of the Nominating Committee of each Fund’s Board of Directors held on November 15, 2007, the members thereof, constituting all of the Directors who were not then “interested persons” (as defined in the 1940 Act) of any Fund or any of their respective investment advisers (the “Independent Directors”), nominated Ms. Breen for election by the Members to the Board of Directors of each Fund, and nominated Mr. Penman for election by the Members to the Board of Directors of each Fund (other than UBS Multi-Strat Fund).

The Board of Directors of each Fund, including all of the Independent Directors, unanimously recommended and proposed Ms. Breen for election as a Director of each Fund, and Mr. Penman for election as a Director of each Fund (other than UBS Multi-Strat), at this Special Meeting. Each nominee has agreed to serve, or continue to serve, as the case may be, as a Director if elected. If either of these nominees is not available for election at the time of the Special Meeting, the persons named as proxies will vote for such substitute nominee as the Boards of Directors may recommend.

Information about the Fund’s Directors and Director Nominees

Set forth below is the name and certain biographical and other information for the Directors, and for the nominees for Director, as reported to the Funds by them:

Name (Age) Position with the Funds Address[1] (Since)[2]	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Fund Director[3]	Other Directorships Held
Independent Directors

Virginia G. Breen (43) Director Nominee	General Partner of Sienna Ventures and Blue Rock Capital	11	Director of: CMGI, Inc.; Excelsior Absolute Return Fund of Funds, L.L.C., Excelsior Buyout Investors, L.L.C., Excelsior LaSalle Property Fund, Inc. and UST Global Private Markets Fund, L.L.C.

George W. Gowen (78) Director	Law partner of Dunnington, Bartholow & Miller	11	None

Stephen H. Penman (61) Director/Director Nominee	Professor of Financial Accounting of the Graduate School of Business, Columbia University	11	None

Interested Directors[4]

Meyer Feldberg (65) Chairman and Director	Dean (Emeritus since March 2005) and Sanford C. Bernstein Professor of Leadership and Ethics of the Graduate School of Business, Columbia University; Senior Advisor for Morgan Stanley & Co. since March 2005	47	Director of: Primedia, Inc., Macy’s, Inc., Revlon Inc. and SAPPI, Ltd.

________________________________________________________________

1	The address of each Director/Nominee is c/o UBS Fund Advisor, L.L.C., 51 West 52nd Street, New York, New York 10019.
2

Mr. Feldberg and Mr. Gowen have served as Directors of each Fund since its inception. Mr. Penman has served as a Director of UBS Multi-Strat since its inception, and was elected as a Director of each other Fund by its Board of Directors for terms commencing on July 1, 2004. Ms. Breen was elected as a Director of UBS Multi-Strat Fund by its Board of Directors for a term commencing on January 1, 2008.

3

Of the 47 funds/portfolios in the complex, 36 are advised by UBS Global Asset Management (US) Inc., an affiliate of UBS Financial Services Inc., and 11 others, which comprise the alternative investment group of funds of UBS Alternative Investments US., are advised by other affiliates of UBS Financial Services Inc. Messrs. Gowen, Penman and Feldberg are also currently directors of two additional funds that either have been, or are currently being, liquidated.

4	Mr. Feldberg is an “interested person” of each Fund because he is an affiliated person of a broker-dealer with which certain UBS investment advisers do business on behalf of certain of the Funds.

Set forth below is the name and certain biographical and other information for the Funds’ executive officers, as reported by them to the Funds.

Name (Age) Address[1]	Position held with the Fund (Since)	Principal Occupation(s) During the Past Five Years
Douglas A. Lindgren (46)	Principal Executive Officer (July 19, 2005)	Managing Director of UBS Financial Services Inc. since July 2005; Prior to July 2005, Managing Director and Head of Alternative Investments of United States Trust Company, N.A.
Robert F. Aufenanger (54)	Principal Accounting Officer (May 4, 2007)

Executive Director of UBS Financial Services Inc. since April 2007; Prior to April 2007, Chief Financial Officer and Senior Vice President of Alternative Investments Group of U.S. Trust Corporation from 2003 - 2007; Consultant to private equity funds from 2002 - 2003

Frank S. Pluchino (48)	Chief Compliance Officer (July 19, 2005)

Assistant Director of Compliance of UBS Financial Services Inc. since 2003; Prior to 2003, Chief Compliance Officer of LibertyView Capital Management, Inc., an investment adviser, and LibertyView Alternative Asset Management, Inc., a registered broker-dealer

________________________________________________________________

1	The address of each executive officer of the Funds is c/o UBS Fund Advisor, L.L.C., 51 West 52nd Street, New York, New York 10019.
2	Each officer serves for an indefinite term, until his successor is elected and qualified. Each officer serves in the same capacity for each of the Funds.

Beneficial Ownership of Interests in the Funds and the Fund Complex

Set forth in the table below is the dollar range of each Director Nominee’s ownership of Interests in each Fund and aggregate holdings of Interests in all of the funds in the Fund Complex, in each case as of December 31, 2007.

Fund	Virginia G. Breen	George W. Gowen	Stephen H. Penman	Meyer Feldberg

UBS Credit Recovery Fund, L.L.C.	None	None	None	None
UBS Equity Opportunity Fund, L.L.C.	None	None	None	Over $100,000
UBS Equity Opportunity Fund II, L.L.C.	None	None	None	None
UBS Eucalyptus Fund, L.L.C.	None	None	None	None
UBS Event Fund, L.L.C.	None	None	None	None
UBS Juniper Crossover Fund, L.L.C.	None	None	None	None
UBS M2 Fund, L.L.C.	None	None	None	None
UBS Multi-Strat Fund, L.L.C.	None	None	None	None
UBS Tamarack International Fund, L.L.C.	None	None	None	None
UBS Technology Partners, L.L.C.	None	None	None	None
UBS Willow Fund, L.L.C.	None	None	None	None
Aggregate Dollar Range of Equity Securities of All Registered Investment Companies Overseen by the Director or Director Nominee in Fund Complex	None	None	None	Over $100,000

As of the Record Date, Directors and executive officers of the Funds, as a group, owned less than 1% of the Interests of each Fund.

Board Meetings; Committees of the Boards of Directors

During the fiscal year ended December 31, 2007, the Directors of the Funds met seven times. The Board of Directors of each Fund has two committees, the Audit Committee and the Nominating Committee. During the fiscal year ended December 31, 2007, each Director attended at least 75% of the aggregate of all of the meetings of the Board of each Fund and at least 75% of the meetings held by a committee of the Board of each Fund on which he served. Although Directors are not required to attend Member meetings, Directors are available to participate at the request of Members.

The function of each Audit Committee is to: (a) oversee the accounting and financial reporting processes of the Fund and its internal controls (including both internal control over financial reporting and disclosure controls and procedures) and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers; (b) oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof; (c) oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits; (d) approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; and (e) act as a liaison between the Fund’s independent auditors and the Board. The Audit Committee of each Fund currently is comprised of all of the Independent Directors of that Fund. Mr. Penman is the Chairman of the Audit Committee. Each Audit Committee met four times during the fiscal year ended December 31, 2007. Because the Funds do not have a website, the Audit Committee Charter for the Funds is attached to this Combined Proxy Statement as Appendix A.

Each Fund’s Nominating Committee is currently comprised of all of the Independent Directors of that Fund. Mr. Gowen is the Chairman of the Nominating Committee. The function of the Nominating Committee is to select and nominate candidates for election to the Fund’s Board of Directors. The Nominating Committee of each Fund met twice during the fiscal year ended December 31, 2007. Each Nominating Committee is solely responsible for the selection of nominees to the Fund’s Board of Directors, and the Nominating Committee will consider recommendations for nominees from Members sent to Nora M. Jordan, Esq., legal counsel for the Independent Directors, at c/o Davis Polk & Wardwell, 450 Lexington Avenue, New York, New York 10017, which include the biographical information and the qualifications of the proposed nominee. While each Nominating Committee is solely responsible for the selection and nomination of the Fund’s Directors, the Nominating Committee shall review and consider nominations for the office of Director made by management and by Members.

In evaluating potential nominees, including any nominees recommended by Members, each Nominating Committee takes into consideration the factors listed in the Nominating Committee Charter, including character and integrity, business and professional experience, and whether the Nominating Committee believes that the person has the ability to apply sound and independent business judgment and would act in the interest of the Fund and its Members. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Directors, as well as information sufficient to evaluate the factors listed above. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Members, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee Charter for the Funds is attached to this Combined Proxy Statement as Appendix B.

Remuneration of Directors and Executive Officers

The Directors will each be paid by each Fund an annual retainer of $7,500, and per meeting fees of $1,000 ($250 in the case of telephonic meetings). In addition, the Chairman of the Board will receive an additional annual fee of $10,000, and the Chairman of the Audit Committee will receive an additional annual fee of $15,000, in each case split equally among the alternative investment funds of UBS Alternative Investments US, including the Funds. All Directors are reimbursed by the Funds for their reasonable out-of-pocket expenses. The Directors do not receive any pension or retirement benefits from the Funds.

The following table summarizes the compensation paid to each of Messrs. Gowen, Penman and Feldberg by each Fund, and by the alternative investment funds of UBS Alternative Investments US in the aggregate, for the calendar year ended December 31, 2007. Ms. Breen did not receive compensation from any of the Funds in the calendar year ended December 31, 2007.

	George W. Gowen	Stephen H. Penman	Meyer Feldberg**

UBS Credit Recovery Fund, L.L.C.	$10,000	$11,154	$10,385
UBS Equity Opportunity Fund, L.L.C.	$10,000	$11,154	$10,385
UBS Equity Opportunity Fund II, L.L.C.	$10,000	$11,154	$10,385
UBS Eucalyptus Fund, L.L.C.	$10,000	$11,154	$10,385
UBS Event Fund, L.L.C.	$10,000	$11,154	$10,385
UBS Juniper Crossover Fund, L.L.C.	$10,000	$11,154	$10,385
UBS M2 Fund, L.L.C.	$10,000	$11,154	$10,385
UBS Multi-Strat Fund, L.L.C.	$10,000	$11,154	$10,385
UBS Tamarack International Fund, L.L.C.	$10,000	$11,154	$10,385
UBS Technology Partners, L.L.C.	$10,000	$11,154	$10,385
UBS Willow Fund, L.L.C.	$10,000	$11,154	$10,385
Aggregate Compensation from the Fund and Fund Complex	$130,000(13)*	$145,000(13)*	$135,000(49)*

_____________________________________________________

*

Represents the number of separate portfolios comprising the investment companies in the Fund Complex, including the Funds, for which the Director served as of December 31, 2007. For 2007, each of Messrs. Gowen, Penman and Feldberg served as a director of 13 registered investment companies in the UBS Alternative Investments US Fund Complex, including the 11 Funds to which this Combined Proxy Statement relates. The two other funds within the Fund Complex either have been, or are currently being, liquidated.

**

Interested Director. Mr. Feldberg received additional compensation directly from UBS Global Asset Management (US) Inc., an indirect affiliate of UBS Fund Advisor, L.L.C., with respect to his service as an interested board member of funds advised by UBS Global Asset Management (US) Inc.

Certain Beneficial Ownership

As of February 1, 2008, to each Fund’s knowledge, no person was the beneficial owner of more than 5% of the outstanding Interests of the Fund.

Compliance With Section 16(a) of the Securities Exchange Act of 1934

To each Fund’s knowledge, all of its executive officers and Directors complied with all filing requirements under Section 16(a) of the Securities and Exchange Act of 1934, as amended (the “1934 Act”), during the fiscal year ended December 31, 2007. To each Fund’s knowledge, there were no beneficial holders of more than 10% of its Common Stock subject to the filing requirements under the 1934 Act during the fiscal year ended December 31, 2007. In making this disclosure, each Fund has relied solely on representations of its current Directors and officers and on copies of reports that have been filed with the SEC.

Required Vote

A plurality of the votes cast at a meeting at which a Quorum is present shall be sufficient to elect Directors for each Fund.

THE BOARD OF DIRECTORS OF EACH FUND, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE MEMBERS VOTE “FOR” EACH NOMINEE FOR DIRECTOR.

Selection of Independent Registered Public Accounting Firm

The 1940 Act requires that each Fund’s independent registered public accounting firm be selected by a majority of the Independent Directors of the Fund. One of the purposes of each Fund’s Audit Committee is to recommend to the Fund’s Board the selection, retention or termination of the independent registered public accounting firm for the Fund. At a joint meeting held on February 26, 2008, each Fund’s Audit Committee recommended and each Fund’s Board, including a majority of the Independent Directors, approved the selection of Ernst & Young LLP (“E&Y”) as each Fund’s independent registered public accounting firm for the fiscal year ending December 31, 2008. E&Y also served as the Funds’ independent registered public accounting firm for the fiscal year ended December 31, 2007. A representative of E&Y will not be present at the Special Meeting, but will be available by telephone and will have an opportunity to make a statement (if the representative so desires) and to respond to appropriate questions.

After reviewing each Fund’s audited financial statements for the fiscal year ended December 31, 2007, each Fund’s Audit Committee recommended to the Fund’s Board that such statements be included in the Fund’s Annual Report to Members. A copy of the Audit Committees’ joint report for the Funds is attached as Appendix C to this Combined Proxy Statement.

Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by E&Y for the audit of each Fund’s annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements, were as follows:

	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2007
UBS Credit Recovery Fund, L.L.C.	$54,140	$66,615
UBS Equity Opportunity Fund, L.L.C.	$54,140	$66,615
UBS Equity Opportunity Fund II, L.L.C.	$54,140	$66,615
UBS Eucalyptus Fund, L.L.C.	$64,700	$78,350
UBS Event Fund, L.L.C.	$54,140	$66,615
UBS Juniper Crossover Fund, L.L.C.	$86,270	$104,140
UBS M2 Fund, L.L.C.	$69,140	$66,615
UBS Multi-Strat Fund, L.L.C.	$64,140	$66,615
UBS Tamarack International Fund, L.L.C.	$79,845	$84,885
UBS Technology Partners, L.L.C.	$54,140	$66,615
UBS Willow Fund, L.L.C.	$92,100	$111,440

Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years to each Fund for assurance and related services by E&Y that are reasonably related to the performance of the audit of each Fund’s financial statements and are not reported above were as follows:

	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2007
UBS Credit Recovery Fund, L.L.C.	$5,000	$15,000
UBS Equity Opportunity Fund, L.L.C.	$5,000	$5,000
UBS Equity Opportunity Fund II, L.L.C.	$5,000	$5,000
UBS Eucalyptus Fund, L.L.C.	$5,000	$5,000
UBS Event Fund, L.L.C.	$5,000	$15,000
UBS Juniper Crossover Fund, L.L.C.	$5,000	$5,000
UBS M2 Fund, L.L.C.	$5,000	$15,000
UBS Multi-Strat Fund, L.L.C.	$5,000	$15,000
UBS Tamarack International Fund, L.L.C.	$5,000	$15,000
UBS Technology Partners, L.L.C.	$5,000	$5,000
UBS Willow Fund, L.L.C.	$5,000	$5,000

Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y for tax compliance, tax advice and tax planning for each Fund were as follows:

	Fiscal Year Ended December 31, 2006	Fiscal Year Ended December 31, 2007
UBS Credit Recovery Fund, L.L.C.	$80,000	$110,500
UBS Equity Opportunity Fund, L.L.C.	$81,000	$104,000
UBS Equity Opportunity Fund II, L.L.C.	$103,000	$136,000
UBS Eucalyptus Fund, L.L.C.	$92,000	$114,000
UBS Event Fund, L.L.C.	$113,000	$148,000
UBS Juniper Crossover Fund, L.L.C.	$124,000	$156,500
UBS M2 Fund, L.L.C.	$118,000	$164,000
UBS Multi-Strat Fund, L.L.C.	$78,000	$104,500
UBS Tamarack International Fund, L.L.C.	$118,000	$169,500
UBS Technology Partners, L.L.C.	$102,000	$128,000
UBS Willow Fund, L.L.C.	$101,000	$137,500

All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by E&Y, other than the services reported above.

Non-Audit Fees. The aggregate non-audit fees billed by E&Y for services rendered to the Funds and rendered to each Fund’s adviser and any entity controlling, controlled by or under common control with any such adviser that provides ongoing services to the Funds in the last two fiscal years of the Funds was $3.0 million for each of 2006 and 2007.

Audit Committee Pre-Approval Policies and Procedures. Each Fund’s Audit Committee pre-approves E&Y’s engagements for audit and non-audit services to the Fund and certain non-audit services to service affiliates that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining E&Y’s independence. Aggregate fee increases by E&Y of not more than $50,000 above the aggregate amount pre-approved by the Funds’ Audit Committees require only the prior approval of the Chairman of the Audit Committee. There were no services described above provided by E&Y to the Funds that were approved pursuant to clause (c)(7)(i)(C) of Rule 2-01 of Regulation S-X because such services were pre-approved.

Annual Report

Each Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended December 31, 2007 to any shareholder upon request. Requests for the Annual Report of a Fund should be made by writing to the Fund at 51 West 52nd Street, New York, New York 10019 or by calling 212-882-5000.

Other Matters to Come Before the Meeting

The Directors do not intend to present any other business at the Special Meeting nor are they aware that any Member intends to do so. If, however, any other matters are properly brought before the Special Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

Members who wish to communicate with Directors should send communications to the relevant Fund, 51 West 52nd Street, New York, New York 10019, to the attention of UBS Fund Advisor, L.L.C. UBS Fund Advisor, L.L.C. is responsible for determining, in consultation with officers of the Fund and Fund counsel, which Member communications will be directed to the Director or Directors indicated in the communication.

Expenses of Proxy Solicitation; Additional Voting Information

The Funds will bear the costs of printing, mailing and soliciting proxies on behalf of the Funds’ Boards of Directors. Such costs are estimated to be approximately $150,000. Solicitation may be made by letter or telephone by officers or employees of each Fund’s investment adviser. In addition, each Fund has D.F. King, 48 Wall Street, 22nd Floor, New York, New York 10005, a proxy solicitation firm, to assist in the solicitation of proxies. D.F. King may solicit proxies personally and by telephone.

Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder’s identity. In all cases where a telephonic proxy is solicited (but not when you vote via the Internet using the control number that appears on your proxy card), the shareholder will be asked to provide his or her full name, address and social security number or taxpayer identification number and to confirm that the stockholder has received the Combined Proxy Statement and proxy card in the mail. Within 72 hours of receiving a shareholder’s telephonic or electronically transmitted voting instructions, a confirmation will be sent to the shareholder to ensure that the vote has been taken in accordance with the shareholder’s instructions and to provide a telephone number to call immediately if the shareholder’s instructions are not correctly reflected in the confirmation. Any shareholder giving a proxy may revoke it at any time before its exercise by submitting a written notice of revocation or a subsequently executed proxy to the Fund, by voting by telephone or through the Internet or by attending the Special Meeting and voting in person.

Each of UBS Fund Advisor, L.L.C., UBS Eucalyptus Management, L.L.C., UBS Juniper Management, L.L.C., UBS Tamarack Management, L.L.C. and UBS Willow Management, L.L.C. has advised the respective Fund(s) they manage that it intends to vote at the Special Meeting Interests of the Fund as to which it has voting power in the same proportion as votes cast by other Members of the Fund for which the respective adviser does not have voting power.

Voting Results

Each Fund will advise its Members of the voting results of the matters voted upon at the Special Meeting in its next Semi-Annual Report to Members.

Shareholder Proposals

The Funds do not hold annual meetings of Members. Members wishing to submit proposals for inclusion in a proxy statement for a Fund’s next meeting of Members subsequent to this Special Meeting, if any, must submit such proposals a reasonable period of time before the Fund begins to print and mail the proxy materials for such meeting.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

MEMBERS ARE URGED TO VOTE BY MAIL.

By Order of the Boards of Directors,
Eric B. Brotman Secretary

New York, New York

March 17, 2008

APPENDIX A

Charter of Audit Committee

for

UBS Financial Services Inc. Registered Investment Companies

Adopted September 9, 2003

Revised November 11, 2003

The Board of Directors (the “Board”) of the UBS Financial Services Inc. Alternative Investment Group registered investment companies (the “Funds” and each a “Fund”) has established the Audit Committee (the “Committee”) of the Board. This Charter sets forth the structure, duties, powers and methods of operation of the Committee.

1.	Purposes. The purposes of the Committee are:
(a)

to oversee the accounting and financial reporting processes of the Fund and its internal controls (including both internal control over financial reporting and disclosure controls and procedures) and, as the Committee deems appropriate, to inquire into the internal controls of certain third-party service providers;

(b)	to oversee the quality and integrity of the Fund’s financial statements and the independent audit thereof;
(c)

to oversee, or, as appropriate, assist Board oversight of, the Fund’s compliance with legal and regulatory requirements that relate to the Fund’s accounting and financial reporting, internal control over financial reporting and independent audits;

(d)

to approve prior to appointment the engagement of the Fund’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Fund’s independent auditors; and

(e)	to act as a liaison between the Fund’s independent auditors and the Board.

The independent auditors of the Fund shall report directly to the Committee.

2.          Membership. The Committee shall consist of at least two members of the Board, appointed by the Board. The Board may replace members of the Committee for any reason.

No member of the Committee shall be an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from the Fund except for compensation for service as a member of the Board. Directors meeting these requirements are referred to as “Independent Directors”. Each member shall be financially literate.

The Board shall determine annually whether any member of the Committee is an “audit committee financial expert” as defined in Item 3 of Form N-CSR (“ACFE”).

3.          Duties and Powers. To carry out its purposes, the Committee shall have the following duties and powers:

(a)

to recommend the engagement of auditors to annually audit and provide their opinion on the Fund’s financial statements, to recommend to the Independent Directors the selection, retention or termination of the Fund’s independent auditors and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the auditors;

(b)

to approve prior to appointment the engagement of the auditor to provide other audit services to the Fund or to provide non-audit services to the Fund, its investment adviser or any entity controlling, controlled by or under common control with the Fund’s investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, and to consider the controls applied by the auditors and any measures taken by management to assure that all items requiring pre-approval by the Committee are identified and referred to the Committee in a timely fashion;

(c)

to develop, to the extent deemed appropriate by the Committee, policies and procedures for pre-approval of the engagement of the Fund’s auditors to provide audit or non-audit services to the Fund and to provide non-audit services to the Fund’s investment adviser or adviser affiliate;

(d)

to consider whether the provision by the Fund’s auditor of non-audit services to its investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Committee, is compatible with maintaining the auditor’s independence;

(e)	to review the arrangements for and scope of the annual audit and any special audits;
(f)	to review and approve the fees proposed to be charged to the Fund by the auditors for each audit and non-audit service;
(g)

to consider information and comments from the auditors with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices), to consider management’s responses to any such comments and, to the extent the Committee deems necessary or appropriate, to promote improvements in the quality of the Fund’s accounting and financial reporting;

(h)

to consider information and comments from the auditors with respect to, and to meet with the auditors to discuss any matters of concern relating to, the Fund’s financial statements, including any alternative accounting treatments and adjustments to such statements recommended by the auditors, regulatory and tax compliance matters considered in preparation of the financial statements, material communications between the auditors and Fund management, and other results of said audits;

(i)	to review the form of opinion the auditors propose to render to the Board and shareholders;
(j)

to meet with the Fund’s management (i) to discuss the annual audited financial statements, including Management Discussion of Fund Performance, and the semi annual financial statements; (ii) to review all critical accounting policies and practices applied by the Fund in preparing its financial statements; and (iii) to consider any other matters the Committee believes should be raised with said persons;

(k)	to resolve disagreements between management and the auditors regarding financial reporting;
(l)

to review with the Fund’s principal executive officer and/or principal financial officer in connection with their certifications on Form N-CSR any significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting or disclosure controls and procedures and any reported evidence of fraud involving management or other employees who have a role in the Fund’s internal control over financial reporting;

(m)

to establish procedures for the receipt, retention and treatment of complaints received by the Fund relating to accounting, internal accounting controls or auditing matters, and the confidential anonymous submission by employees of concerns about accounting, internal accounting controls or auditing matters;

(n)

to discuss guidelines and policies governing the process by which management of the Fund manages the Fund’s exposure to risk and to discuss the Fund’s major financial risk exposures and the steps management has taken to monitor and control such exposures;

(o)

to discuss with management the timing and process for implementing the rotation of the lead audit partner and the reviewing partner, and to consider whether there should be a regular rotation of the Fund’s audit firm;

(p)	to review the code of ethics applicable to Fund senior financial personnel (as described in Item 2 of Form N-CSR) and periodically review any violations, sanctions, amendments and waivers;
(q)	to review procedures designed to prevent officers, directors and persons under their direction from improperly influencing accountants;
(r)	to review Fund pricing policies, including those regarding derivatives;
(s)

to cause the preparation of any report or other disclosures required by the Securities and Exchange Commission (“SEC”), including the report required by Item 306 of Reg. S-K for proxy statements relating to election of directors.

(t)	to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Fund’s accounting or financial reporting;
(u)

to report its activities to the Board on a regular basis and to make such recommendations with respect to the above or other matters as the Committee may deem necessary or appropriate or is requested to be included by the Board; and

(v)	to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.
4.	Operations.
(w)

The Committee shall meet on a regular basis (at least semi-annually) and is empowered to hold special meetings, as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means.

(x)

The Committee shall ordinarily meet at times and dates that correspond to Board meetings; members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Fund’s LLC Agreement.

(y)

The Committee shall regularly meet, in separate executive sessions, as necessary, with the principal accounting officer responsible for the Fund, the Fund’s independent auditors, and, as the Committee deems appropriate, with members of management and with entities that provide significant accounting or administrative services to the Fund.

(z)	The Committee is authorized to meet privately and to admit non-members individually by invitation.
(aa)	The Committee may select one of its members to be the chair and may select a vice chair.
(bb)

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(cc)	The Committee shall prepare and retain minutes of its meetings and appropriate documentation of decisions made outside of meetings by delegated authority.

5.          Delegation. The Committee may delegate any portion of its authority, including the authority to grant pre-approvals of audit and permitted non-audit services, to a subcommittee of one or more members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Committee at its next regularly scheduled meeting.

6.          Resources and Authority. The Committee shall have the resources and authority appropriate to discharge its responsibilities under this Charter, including the authority to retain and compensate special counsel and other experts or consultants, as the Committee deems necessary, and to obtain specialized training for Committee members, at the expense of the Fund. The Fund shall provide appropriate funding, as determined by the Committee, for the Committee to discharge its responsibilities, including payment of compensation to the auditors for the purpose of conducting the audit and rendering their audit report.

7.	Role and Responsibilities of the Audit Committee.

The function of the Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal controls, and the auditor’s responsibility to plan and carry out a proper audit. Specifically, the Fund’s management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal controls and procedures reasonably designed to assure compliance with accounting standards and related laws and regulations. The independent auditors are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of the audit letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the auditors.

Although the Committee is expected to take a detached and questioning approach to the matters that come before it, review of the Fund’s financial statements by the Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Members of the Committee are not full-time employees of the Fund and, in serving on this Committee, are not, and do not hold themselves out to be, acting as accountants or auditors, notwithstanding the possibility that one or more members may be designated as an ACFE. Designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility or liability imposed on such person as a member of the Committee nor does it decrease the duties and obligations of other members of the Committee or the Board. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

In discharging their duties, the members of the Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the member reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the member reasonably believes are within the person’s professional or expert competence; or (3) a Board committee of which the Committee member is not a member

8.          Periodic Reviews of Charter. The Committee shall review this Charter periodically and recommend to the Board any changes the Committee deems appropriate.

9.          Amendment and Repeal of Charter. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board on the affirmative vote of a majority of all of the members of the Board, including a majority of the Independent Directors.

APPENDIX B

Charter of the Director Nominating Committee

for

UBS Financial Services Inc. Registered Investment Companies

Adopted February 9, 2004

Amended September 15, 2005

The Board of Directors (the “Board”) of the UBS Financial Services Inc. Alternative Investment Group registered investment companies (the “Funds” and each a “Fund”) has established the Director Nominating Committee (the “Committee”) of the Board. This Charter sets forth the structure, duties, powers and methods of operation of the Committee.

1.

Organization. The Committee shall consist of at least two members of the Board, appointed by the Board. The Board may replace members of the Committee for any reason. No member of the Committee shall be an “interested person” of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, nor shall any member receive any compensation from the Fund except for compensation for service as a member of the Board. Directors meeting these requirements are referred to as “Independent Directors”.

2.	Meetings.
(a)

The Committee shall meet as necessary or appropriate and is empowered to hold special meetings as circumstances require. The chair or a majority of the members shall be authorized to call a meeting of the Committee and send notice thereof. Notice of meetings shall be made to each member by any reasonable means.

(b)

The Committee may meet either on its own or in conjunction with Board meetings; members may attend telephonically, and the Committee may act by written consent, to the extent permitted by law and the Fund’s LLC Agreement.

(c)	The Committee may select one of its members to be the chair and may select a vice chair.
(d)

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee.

(e)	The Committee shall prepare and retain minutes of its meetings.
3.	Committee Purpose. The purpose of the Committee is to select and nominate persons for election as Directors of the Fund.
4.

Identification and Evaluation of Potential Nominees. In identifying and evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee shall consider among other factors it may deem relevant:

(f)

the contribution which the person can make to the Board, with consideration being given to the person’s business and professional experience, education, skills, judgment, and such other factors as the Committee may consider relevant;

(g)	the character and integrity of the person;
(h)

whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as an Independent Director of the Fund;

(i)

whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment adviser or manager of the Fund, Fund service providers or their affiliates;

(j)	whether or not the person is financially literate and/or is a “financial expert” as defined in Item 3 of Form N-CSR;
(k)	whether or not the person serves on boards of, or is otherwise affiliated with, financial service organizations or their related investment company complexes;
(l)	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;
(m)	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

While the Committee is solely responsible for the selection and nomination of the Fund’s Directors, the Committee shall review and consider nominations for the office of Director made by management and by Fund stockholders who have sent nominations which include the biographical information and the qualifications of the proposed nominee to Legal Counsel to the Independent Directors for review and distribution to the Committee, as the Directors deem appropriate.

5.	Duties and Powers. To carry out the purpose specified in Paragraph 3 above, the Committee shall have the following duties and powers:
(n)

if deemed appropriate and necessary, to select, retain and terminate a search firm to assist the Committee in identifying director candidates, including sole authority to approve all such search firm’s fees and other retention terms;

(o)	to report its activities to the Board as necessary;
(p)

after determination by the Committee that a person should be selected and nominated as a Director of the Fund, the Committee shall present its recommendation to the full Board for its consideration and where appropriate, separately to all the Independent Directors for their consideration; and

(q)	to perform such other functions and to have such other powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.
6.	Periodic Review of Charter. The Committee shall review this Charter as it deems necessary or appropriate and recommend any changes to the full Board of Directors.
7.

Amendment and Repeal of Charter. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board on the affirmative vote of a majority of all of the members of the Board, including a majority of the Independent Directors.

APPENDIX C

JOINT REPORT OF THE AUDIT COMMITTEES

The Audit Committee of the Board of Directors of each Fund oversees the Fund’s accounting and financial reporting processes and the audits of the Fund’s financial statements. Each Committee operates pursuant to an Audit Committee Charter. As set forth in the Charter, management of each Fund is responsible for the preparation, presentation and integrity of the Fund’s financial statements, the Fund’s accounting and financial and reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.

In the performance of its oversight function, each Committee has considered and discussed the December 31, 2007 audited financial statements of the relevant Fund with management and with Ernst & Young LLP (“E&Y”), the Fund’s independent registered public accounting firm. The Committee has also discussed with E&Y the matters required to be discussed by the Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Committee reviewed with E&Y, who is responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality, not just the acceptability, of each Fund’s accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. Finally, each Committee has reviewed the written disclosures and the letter from E&Y required by Independence Standards Board Standard No. 1, Independence Discussions With Audit Committees, as currently in effect and has discussed with E&Y the independence of the independent registered public accounting firm.

Each Committee discussed with E&Y the overall scope and plans for the audit. The Committees met with E&Y, with and without management present, to discuss the results of its examinations, its evaluations of each Fund’s internal controls, and the overall quality of each Fund’s financial reporting.

Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to below and in the Charter, each Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in each Fund’s Annual Report to Members for the fiscal year ended December 31, 2007 and filed with the Securities and Exchange Commission.

Members are reminded, however, that each Committee member is not professionally engaged in the practice of auditing or accounting. Members of the Committees rely without independent verification on the information provided to them and on the representations made by management and E&Y. Accordingly, each Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Committees’ considerations and discussions referred to above do not assure that the audit of each Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that E&Y is, in fact, “independent.”

Stephen H. Penman, Audit Committee Chairman

George W. Gowen, Audit Committee Member

February 26, 2008

This proxy is solicited by the Board of Directors of each Fund, which unanimously recommends that you vote FOR the Proposal. Please vote by checking the appropriate box:

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS.

Example:    ■

Consolidated Proxy Card		FOR All Funds	WITHHOLD AUTHORITY All Funds

1.	To elect Virginia G. Breen as Director	☐	☐

2.	To elect Stephen H. Penman as Director (For all funds except UBS Multi-Strat Fund, LLC)	☐	☐

PLEASE SIGN ON REVERSE SIDE

IF YOU HAVE VOTED THE CONSOLIDATED PROXY CARD ABOVE,

DO NOT VOTE THE INVIDUAL BALLOTS BELOW OR ON ANY ACCOMPANYING PAGES.

PLEASE MARK A BOX BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:       ■

INDIVIDUAL BALLOTS

Fund Name			Fund Name

	FOR	WITHHOLD AUTHORITY		FOR	WITHHOLD AUTHORITY

1. To elect Virginia G. Breen as Director	☐	☐	1. To elect Virginia G. Breen as Director	☐	☐

2. To elect Stephen H. Penman as Director	☐	☐

PLEASE SIGN ON REVERSE SIDE

PROXY TABULATOR P.O. BOX 859232 BRAINTREE, MA 02185-9232	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings
Consolidated Proxy Card

The top half of this form is your Consolidated Proxy Card. It reflects all of your accounts registered to the same Social Security or Tax I.D. number at this address. By voting and signing the Consolidated Proxy Card, you are voting all of these accounts in the same manner as indicated on the reverse side of this form.

CALL:	To vote by phone call toll-free 1-800-830-3542 and follow the recorded instructions.
LOG-ON:	Vote on the internet at www.2voteproxy.com and follow the on-screen instructions.
MAIL:	Return the signed proxy card in the enclosed envelope.

UBS Credit Recovery Fund, LLC, UBS Equity Opportunity Fund, LLC, UBS Equity Opportunity Fund II, LLC, UBS Eucalyptus Fund, LLC, UBS Event Fund, LLC, UBS Juniper Crossover Fund, LLC, UBS M2 Fund, LLC, UBS Multi-Strat Fund, LLC, UBS Tamarack International Fund, LLC, UBS Technology Partners, LLC, UBS Willow Fund, LLC

PROXY SOLICITED BY THE BOARDS OF DIRECTORS

By my signature below, I appoint Eric B. Brotman and Robert F. Aufenanger as my proxies and attorneys to vote all membership interests in the Fund(s) identified above that I am entitled to vote at the Joint Special Meeting of Members to be held at 51 West 52nd Street, New York, New York 10019 on May 2, 2008, and at any adjournments of the meeting. The proxies shall have all the powers that I would possess if present. I hereby revoke any prior proxy, and ratify and confirm all that the proxies, or any of them, may lawfully do. I acknowledge receipt of the notice of Joint Special Meeting of Members and the Combined Proxy Statement dated March 17, 2008.

The proxies shall vote my shares according to my instructions given below with respect to the Proposal. If I do not provide an instruction, I understand that the proxies will vote my shares in favor of the Proposal. The proxies will vote on any matter not described in the Proxy Statement, including adjournment that may arise in the meeting, according to their best judgment.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED
ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET	Dated _____

Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

UBS Funds

INDIVIDUAL BALLOTS
IF YOU HAVE VOTED THE CONSOLIDATED PROXY CARD ON THE REVERSE SIDE, DO NOT VOTE THE INDIVIDUAL BALLOTS ON THE REVERSE SIDE AND ANY ACCOMPANYING PAGES.

On the reverse side of this form (and on accompanying pages, if necessary) you will find individual ballots, one for each of your Funds. If you wish to vote for each of the Funds separately, sign in the signature box below, mark each individual ballot to indicate your vote, detach the form at the perforation above and return the individual ballots portion only.

Note: If you elect to vote each Fund separately, do not return the Consolidated Proxy Card above.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED
	ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET	Dated _____

Note: Please make sure that you complete, sign and date your proxy ballot. Please sign exactly as your name appears on your account. When signing as a fiduciary, please give your full title as such. Each joint owner should sign personally. Corporate proxies should be signed in full corporate name by an authorized officer.

UBS Funds